Exhibit 99.2

Contact:	FOR RELEASE:
Tyler H. Rose	April 30, 2014
Executive Vice President
and Chief Financial Officer
(310) 481-8484 or
Michelle Ngo
Senior Vice President
and Treasurer
(310) 481-8581

KILROY REALTY CORPORATION REPORTS
FIRST QUARTER FINANCIAL RESULTS
---------------

LOS ANGELES, April 30, 2014 - Kilroy Realty Corporation (NYSE: KRC) today reported financial results for its first quarter ended March 31, 2014.

First Quarter Highlights

•	Funds from operations (FFO) of $0.66 per share

•	Net income available to common stockholders of $1.14 per share, including a net gain of $1.07 per share on dispositions

•	Revenues from continuing operations of $125.8 million

•	Stabilized portfolio was 92.4% occupied and 95.6% leased at March 31, 2014

•	Signed new or renewing leases on 346,218 square feet of space in the stabilized portfolio

•	Executed a 12-year lease for 100% of the company’s 333 Brannan Street office project in the SOMA submarket of San Francisco

•	Completed the purchase of a fully leased life science and office property in the South Lake Union submarket of Seattle for $106.1 million

Recent Activity

•	In April 2014, completed the sale of an undeveloped land parcel located in the Rancho Bernardo submarket of San Diego, CA for a gross sales price of $33.1 million

Results for the first quarter ended March 31, 2014
For its first quarter ended March 31, 2014, KRC reported FFO of $57.2 million, or $0.66 per share, compared to $49.1 million, or $0.62 per share, in the first quarter of 2013. Net income available to common stockholders was $96.5 million, or $1.14 per share, compared to a net loss available to common stockholders of $0.9 million, or $0.02 per share, in the year earlier period. Net income for the first quarter ended March 31, 2014 included approximately $90.1 million in net gains from property dispositions. Including discontinued operations, the company’s revenues in the first quarter of 2014 totaled $126.3 million, up from $117.5 million in the first quarter of 2013.

All per share amounts in this report are presented on a diluted basis.

Operating and Leasing Activity
At March 31, 2014, KRC’s stabilized portfolio encompassed approximately 13.3 million square feet of office space located in Los Angeles, Orange County, San Diego, the San Francisco Bay Area and greater Seattle. The portfolio was 92.4% occupied at March 31, 2014, compared to 93.4% at year-end 2013 and 90.3% at March 31, 2013. During the first quarter, the company signed new or renewing leases on 346,218 square feet of space in the stabilized portfolio. At March 31, 2014, the company’s stabilized portfolio was 95.6% leased.

Real Estate Investment Activity
During the first quarter, KRC acquired a four-story, LEED Gold-certified life science and office property in the South Lake Union submarket of Seattle for approximately $106.1 million. The property, which is immediately adjacent to an existing KRC office campus, is fully leased to a single tenant through 2021.

KRC continued construction on six development projects during the first quarter, four of which are 100% pre-leased. These six projects aggregate approximately 2.5 million square feet of space, and the company estimates its total investment in these projects will be approximately $1.5 billion. Scheduled completion dates range from 2014 to 2016.

As previously reported, in late 2013 and in January 2014 KRC completed the sale of 14 office properties for total proceeds of approximately $336.9 million.

Management Comments
“Our West Coast real estate markets continue to improve, led by remarkably strong demand for contemporary workspace in the San Francisco Bay Area and greater Seattle,” said John Kilroy, Jr., the company’s chairman, president and chief executive officer.

“Fundamentals in the best areas of the Los Angeles and San Diego markets also are improving as evidenced by our recently signed 10-year lease with Riot Games in West LA, our 92% leasing status at Sunset Media Center in Hollywood, and the attractive disposition pricing in San Diego” said Kilroy. “We are achieving our goal of creating shareholder value through leasing, acquisitions, development, and capital recycling.”

Conference Call and Audio Webcast
KRC management will discuss updated earnings guidance for fiscal 2014 during the company’s May 1, 2014 earnings conference call. The call will begin at 10:00 a.m. Pacific Time and last approximately one hour. Those interested in listening via the Internet can access the conference call at http://www.kilroyrealty.com. Please go to the website 15 minutes before the call and register. It may be necessary to download audio software to hear the conference call. Those interested in listening via telephone can access the conference call at (888) 713-4211 reservation #64869201. A replay of the conference call will be available via phone through May 8, 2014 at (888) 286-8010, reservation #71954838, or via the Internet at the company’s website.

About Kilroy Realty Corporation
With more than 65 years’ experience owning, developing, acquiring and managing real estate assets in West Coast real estate markets, Kilroy Realty Corporation (KRC), a publicly traded real estate investment trust and member of the S&P MidCap 400 Index, is one of the region’s premier landlords. The company provides physical work environments that foster creativity and productivity, and serve a roster of dynamic, innovation-driven tenants, including technology, entertainment, digital media and health care companies.

At March 31, 2014, the company’s stabilized portfolio totaled 13.3 million square feet of office properties, all located in the coastal regions of greater Seattle, the San Francisco Bay Area, Los Angeles, Orange County and San Diego. 41% of the company’s properties were LEED certified and 55% of the eligible properties were Energy Star certified. In addition, KRC has approximately 2.5 million square feet of new office development under construction with a total estimated investment of approximately $1.5 billion. More information is available at http://www.kilroyrealty.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current expectations, beliefs and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends and factors that are difficult to predict, many of which are outside of our control. Accordingly, actual performance, results and events may vary materially from those indicated in forward-looking statements, and you should not rely on forward-looking statements as predictions of future performance, results or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in forward-looking statements, including, among others, risks associated with: investment in real estate assets, which are illiquid; trends in the real estate industry; significant competition, which may decrease the occupancy and rental rates of properties; the ability to successfully complete acquisitions and dispositions on announced terms; the ability to successfully operate acquired properties; the availability of cash for distribution and debt service and exposure of risk of default under debt obligations; adverse changes to, or implementations of, applicable laws, regulations or legislation; and the ability to successfully complete development and redevelopment projects on schedule and within budgeted amounts. These factors are not exhaustive. For a discussion of additional factors that could materially adversely affect our business and financial performance, see the factors included under the caption “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2013 and our other filings with the Securities and Exchange Commission. All forward-looking statements are based on information that was available, and speak only as of the date on which they are made. We assume no obligation to update any forward-looking statement made in this press release that becomes untrue because of subsequent events, new information or otherwise, except to the extent required in connection with ongoing requirements under U.S. securities laws.

KILROY REALTY CORPORATION
SUMMARY QUARTERLY RESULTS
(unaudited, in thousands, except per share data)

	Three Months Ended March 31
	2014	2013
Revenues from continuing operations	$125,785	$110,964

Revenues including discontinued operations	$126,318	$117,497

Net income (loss) available to common stockholders (1)	$96,532	$(903)

Weighted average common shares outstanding – basic	82,125	74,977
Weighted average common shares outstanding – diluted	84,140	74,977

Net income (loss) available to common stockholders per share – basic (1)	$1.17	$(0.02)
Net income (loss) available to common stockholders per share – diluted (1)	$1.14	$(0.02)

Funds From Operations (2)(3)	$57,221	$49,086

Weighted average common shares/units outstanding – basic (4)	85,161	78,039
Weighted average common shares/units outstanding – diluted (4)	87,176	79,725

Funds From Operations per common share/unit – basic (4)	$0.67	$0.63
Funds From Operations per common share/unit – diluted (4)	$0.66	$0.62

Common shares outstanding at end of period	82,218	75,350
Common partnership units outstanding at end of period	1,804	1,827
Total common shares and units outstanding at end of period	84,022	77,177

	March 31, 2014	March 31, 2013
Stabilized office portfolio occupancy rates: (5)
Los Angeles and Ventura Counties	93.7%	93.4%
Orange County	91.1%	90.0%
San Diego County	88.1%	87.2%
San Francisco Bay Area	94.1%	94.5%
Greater Seattle	96.9%	88.7%
Weighted average total	92.4%	90.3%

Total square feet of stabilized office properties owned at end of period: (5)
Los Angeles and Ventura Counties	3,503	3,488
Orange County	438	497
San Diego County	4,367	5,250
San Francisco Bay Area	2,809	2,287
Greater Seattle	2,188	2,048
Total	13,305	13,570
________________________

(1)	Net income (loss) available to common stockholders includes a net gain on dispositions of discontinued operations of $90.1 million for the three months ending March 31, 2014.

(2)
Reconciliation of Net income (loss) available to common stockholders to Funds From Operations and management statement on Funds From Operations are included after the Consolidated Statements of Operations.

(3)	Reported amounts are attributable to common stockholders and common unitholders.

(4)	Calculated based on weighted average shares outstanding including participating share-based awards and assuming the exchange of all common limited partnership units outstanding.

(5)
Occupancy percentages and total square feet reported are based on the company’s stabilized office portfolio for the periods presented. Occupancy percentages and total square feet shown for March 31, 2013 include the office properties that were sold during 2013 and 2014.

KILROY REALTY CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2014	December 31, 2013
	(unaudited)
ASSETS
REAL ESTATE ASSETS:
Land and improvements	$679,991	$657,491
Buildings and improvements	3,706,662	3,590,699
Undeveloped land and construction in progress	1,047,371	1,016,757
Total real estate held for investment	5,434,024	5,264,947
Accumulated depreciation and amortization	(854,977)	(818,957)
Total real estate held for investment, net	4,579,047	4,445,990

Real estate assets and other assets held for sale, net	28,272	213,100
Cash and cash equivalents	95,534	35,377
Restricted cash	33,717	49,780
Marketable securities	11,001	10,008
Current receivables, net	11,092	10,743
Deferred rent receivables, net	130,750	127,123
Deferred leasing costs and acquisition-related intangible assets, net	188,466	186,622
Deferred financing costs, net	15,195	16,502
Prepaid expenses and other assets, net	21,469	15,783
TOTAL ASSETS	$5,114,543	$5,111,028

LIABILITIES AND EQUITY
LIABILITIES:
Secured debt	$556,946	$560,434
Exchangeable senior notes, net	169,528	168,372
Unsecured debt, net	1,431,217	1,431,132
Unsecured line of credit	—	45,000
Accounts payable, accrued expenses and other liabilities	187,631	198,467
Accrued distributions	31,456	31,490
Deferred revenue and acquisition-related intangible liabilities, net	107,569	101,286
Rents received in advance and tenant security deposits	43,952	44,240
Liabilities of real estate assets held for sale	634	14,447
Total liabilities	2,528,933	2,594,868

EQUITY:
Stockholders’ Equity
6.875% Series G Cumulative Redeemable Preferred stock	96,155	96,155
6.375% Series H Cumulative Redeemable Preferred stock	96,256	96,256
Common stock	822	822
Additional paid-in capital	2,479,740	2,478,975
Distributions in excess of earnings	(143,636)	(210,896)
Total stockholders’ equity	2,529,337	2,461,312
Noncontrolling Interests
Common units of the Operating Partnership	51,388	49,963
Noncontrolling interest in consolidated subsidiary	4,885	4,885
Total noncontrolling interests	56,273	54,848
Total equity	2,585,610	2,516,160
TOTAL LIABILITIES AND EQUITY	$5,114,543	$5,111,028

KILROY REALTY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013
REVENUES:
Rental income	$112,056	$101,607
Tenant reimbursements	11,572	9,130
Other property income	2,157	227
Total revenues	125,785	110,964

EXPENSES:
Property expenses	25,094	22,805
Real estate taxes	11,173	9,664
Provision for bad debts	—	95
Ground leases	762	847
General and administrative expenses	10,811	9,669
Acquisition-related expenses	228	655
Depreciation and amortization	49,202	47,701
Total expenses	97,270	91,436

OTHER (EXPENSES) INCOME:
Interest income and other net investment gains	177	392
Interest expense	(17,252)	(19,734)
Total other (expenses) income	(17,075)	(19,342)

INCOME FROM CONTINUING OPERATIONS	11,440	186

DISCONTINUED OPERATIONS:
Income from discontinued operations	377	2,202
Net gain on dispositions of discontinued operations	90,115	—
Total income from discontinued operations	90,492	2,202

NET INCOME	101,932	2,388

Net (income) loss attributable to noncontrolling common units of the Operating Partnership	(2,087)	22

NET INCOME ATTRIBUTABLE TO KILROY REALTY CORPORATION	99,845	2,410

PREFERRED DIVIDENDS	(3,313)	(3,313)
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$96,532	$(903)

Weighted average common shares outstanding – basic	82,125	74,977
Weighted average common shares outstanding – diluted	84,140	74,977

Net income (loss) available to common stockholders per share – basic	$1.17	$(0.02)
Net income (loss) available to common stockholders per share – diluted	$1.14	$(0.02)

KILROY REALTY CORPORATION
FUNDS FROM OPERATIONS
(unaudited, in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013
Net income (loss) available to common stockholders	$96,532	$(903)
Adjustments:
Net income (loss) attributable to noncontrolling common units of the Operating Partnership	2,087	(22)
Depreciation and amortization of real estate assets	48,717	50,011
Net gain on dispositions of discontinued operations	(90,115)	—
Funds From Operations (1)(2)	$57,221	$49,086

Weighted average common shares/units outstanding – basic	85,161	78,039
Weighted average common shares/units outstanding – diluted	87,176	79,725

Funds From Operations per common share/unit – basic (3)	$0.67	$0.63
Funds From Operations per common share/unit – diluted (3)	$0.66	$0.62
 ________________________

(1)
We calculate FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Our calculation of FFO includes the amortization of deferred revenue related to tenant-funded tenant improvements and excludes the depreciation of the related tenant improvement assets.

We believe that FFO is a useful supplemental measure of our operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, our FFO may not be comparable to all other REITs.

Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, we believe that FFO along with the required GAAP presentations provides a more complete measurement of our performance relative to our competitors and a more appropriate basis on which to make decisions involving operating, financing, and investing activities than the required GAAP presentations alone would provide.

However, FFO should not be viewed as an alternative measure of our operating performance because it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs and could materially impact our results from operations.

(2)	FFO includes amortization of deferred revenue related to tenant-funded tenant improvements of $2.4 million and $2.4 million for the three months ended March 31, 2014 and 2013, respectively.

(3)	Reported amounts are attributable to common stockholders and common unitholders.